Exhibit 10.8

                                     WARRANT

This Warrant ("Warrant") is issued this 2nd day of May 2000, by CHAMPION TRAILER COMPANY, L.P., an Indiana limited partnership (the "Company"), to MARKPOINT EQUITY GROWTH FUND, J.V (MARKPOINT EQUITY GROWTH FUND, J.V. and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder").

                                   AGREEMENT:

1. Issuance of Warrant. For and in consideration of $500.00 paid by Markpoint Equity Growth Fund, J.V. to the Company and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase 200 units of the Company's equity interests (the "Units"), which the Company represents equals 25% of the issued and outstanding equity interests of the Company on the date hereof, calculated on a fully diluted basis after full exercise of this Warrant (the "Base Amount").

     The units of Units issuable on exercise of this Warrant are hereafter referred to as the "Shares". This Warrant shall be exercisable at any time and from time to time for eight (8) years from the date issued. For purposes of this Warrant, the term "fully diluted basis" shall be determined in accordance with generally accepted accounting principles as of the date hereof. As used herein, the term "Note" shall mean the Note in the stated principal amount of $1,250,000 described in that certain Note Purchase Agreement of even date herewith between the Company and Markpoint Equity Growth Fund, J.V. (the "Note Purchase Agreement").

2. Exercise Price. The per share exercise price (the "Exercise Price") for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $.01.

3. Exercise. This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) as to all or a portion of such Shares, upon delivery of written notice of intent to exercise to the Company at the following address: 111 Monument Circle, Suite 3680, Indianapolis, Indiana 46204, or such other address as the Company shall designate by written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price shall be payable, at the option of the Holder, (i) by certified or cashier's check, (ii) by the surrender of the Note or portion thereof having an outstanding principal balance equal to the aggregate Exercise Price or (iii) by the surrender of a portion of this Warrant having a fair market value equal to the aggregate Exercise Price. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which new Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

4. Representations, Covenants and Conditions. The above provisions are subject to the following:

     (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel which opinion and counsel shall be reasonably satisfactory to the Company and its counsel that registration is not required under the Securities Act or under any applicable Blue Sky Laws (the Company hereby acknowledges that Patton Boggs LLP is acceptable counsel). Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as this Warrant and the certificates representing such Shares shall bear substantially the following legend:

          THE SHARES OF UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL
          (i) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
          (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY. REGISTRATION UNDER SUCH SECURITIES ACTS OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

          The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Units issued upon exercise hereof with applicable federal and state securities laws.

     (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Units as will be sufficient to permit the exercise in full of this Warrant.

     (c)  The Company represents and warrants to Holder the following:

          (i) As of the date hereof, 600 units are issued and outstanding and 200 units of which shall be issued upon exercise of this Warrant; and the Company shall not issue additional units to any person other than the Holder while Holder holds this warrant or the Shares except for those Shares issued to Holder pursuant to
               Section 8 hereof; provided, however, that the number of units reserved for issuance upon exercise of this Warrant may be increased from time to time in accordance with the terms of this Warrant;

          (ii) As of the date hereof, the Company shall not have outstanding any equity interests convertible or exchangeable for any shares of its Units or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its Units or any stock or securities convertible into or exchangeable for its Units or any stock appreciation rights or phantom stock plans, except as set forth on Schedule A and for this Warrant.

          (iii)Schedule A accurately sets forth the following with respect to all outstanding options and rights to acquire Units from Company:
               (i) the total number of shares issuable upon exercise of all outstanding options, (ii) the range of exercise prices for all such outstanding options, (iii) the number of units issuable, the exercise price, and the expiration date for each such outstanding option and (iv) with respect to all outstanding options, warrants and rights to acquire the Company's equity interests other than this Warrant, the holder, the number of units covered, the exercise price and the expiration date;

          (iv) As of the date hereof, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase, redeem, retire or otherwise acquire any shares of its equity interests or any warrants, options or other rights to acquire its equity interests, except as set forth in this Warrant or on Schedule A attached hereto;

          (v) As of the date hereof, all of the outstanding shares or the Company's equity interests shall be validly issued, fully paid and nonassessable. Except as set forth on Schedule A attached hereto, there are not statutory or contractual preemptive rights, rights of first refusal, anti-dilution rights or any similar rights, held by unitholders or option holders of the Company, with respect to the issuance of this Warrant or the issuance of the Units upon exercise of this Warrant: and

          (vi) Except as set forth on Schedule A attached hereto, all such rights granted in the documents listed on Schedule A attached hereto have been effectively waived with regard to the issuance of this Warrant, the exercise of this Warrant and the issuance of the Units upon securities laws in connection with the offer, sale or issuance of any of its equity interests, and to the knowledge of the Company, the offer, sale and issuance of this Warrant hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements among the Company's stockholders with respect to any other aspect of Company's affairs, except as set forth on Schedule A attached hereto.

     (d) The Company covenants and agrees that it shall not sell any shares of the Company's equity interests at a price below the Fair Market Value (as determined by agreement between the Company and the Holder(s) or pursuant to Section 9 hereof) of such shares, without the prior written consent of the Holder hereof. In the event that the Company sells shares of the Company's equity interests in violation of this Subsection, the number of shares issuable upon exercise of this Warrant shall be equal to the product obtained by multiplying the number of shares issuable pursuant to this Warrant prior to such sale by the quotient obtained by dividing (i) the fair market value of the shares issued in violation of this Subsection by (ii) the price at which such shares were sold.

5. Transfer of Warrant. Subject to the provisions of Section 4 hereof, this Warrant may be transferred, in whole or in part, to any person or entity by presentation of this Warrant to the Company with written instructions for such transfer. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

6. Warrant Holder Not Shareholder; Rights Offering; Preemptive Rights; Preference Rights. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing, if the Company should offer to all of the Company's shareholders the right to purchase any securities of the Company, then all shares of Units that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such rights offering. The Company shall not grant any preemptive rights with respect to any of its capital stock without the prior written consent of the Holder. The Company shall not issue any securities which entitle the holder thereof to obtain any preference over holders of Units upon the dissolution, liquidation, winding-up, sale, merger, or reorganization of the Company without the prior written consent of the Holder.

7. Board Observation and Membership. The board of members of the General Partner shall consist of no less than four (4) and no more than five (5). Holder shall be entitled to designate at least one member of the board of members of the General Partner, the Borrower and of each subsidiary thereof but shall not be obligated to do so. So long as: (a) Holder holds this Warrant or the Shares, or (b) the Loan (as defined in the Note Purchase Agreement) has not been indefeasibly paid in full, Company will deliver to Holder a copy of the minutes of and all materials distributed at or prior to all meetings of the board of members of the General Partner, certified as true and accurate by the Secretary of the General Partner, promptly following each such meeting. The General Partner will (w) permit Holder, to designate one person to attend all meetings of the General Partner's board of members, (x) provide such designee not less than seven calendar days' actual notice of all regular or special meetings of the General Partner's board of members, (y) permit such designee to attend such meetings as an observer, and (z) provide to such designee a copy of all materials distributed at such meetings or otherwise to the members of the General Partner. Such meetings shall be held in person or by telephone or video conference at least quarterly, and the General Partner will cause its board of members to call a meeting at any time upon the request of any such designated observer upon the occurrence and continuation of any Event of Default for 14 calendar days. The General Partner shall reimburse each such observer for all reasonable expenses incurred in traveling to and from such meetings and attending such meetings.

8.   Adjustment Upon Changes in Units.

     (a) If all or any portion of this Warrant shall be exercised subsequent to any unit split unit dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such unit split, unit dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this Subsection would create a fractional share of Units or a right to acquire a fractional share of Units, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Subsection, the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

     (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares or other similar ownership units, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Units shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Subsection would create a fractional share of Units or a right to acquire a fractional share of Units, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Subsection, the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

9.   Put Agreement.

     (a) Subject to Subsection 9(b) hereof, so long as a Qualified IPO (as defined below) has not been consummated, the Company hereby irrevocably grants and issues to Holder the right and option to sell to the Company (the "Put") this Warrant at a purchase price (the "Purchase Price") equal to the Fair Market Value (as hereinafter defined) of the shares of Units issuable to Holder upon exercise of this Warrant; provided, however the Purchase Price will be increased by an amount in cash equal to any Excess Consideration (as defined below) received within the one hundred eighty (180) day period immediately following the exercise of the Put due to an Adjustment Event (as defined below). The Put is exercisable by the Holder at any time and from time to time for eight (8) years from the date of Issuance of this Warrant by giving written notice (the "Put Notice" thereof to the Company, addressed as set forth in Section 3 above. "Adjustment Event" means any event in which (a) the Company issues any shares of Units or other similar ownership units in a Qualified IPO for consideration per share that exceeds the amount received per share by any Holder in connection with the exercise of the Put with respect to such Holder; (b) any shareholder sells, transfers, pledges or otherwise disposes of any equity interests of the Company for consideration per share that exceeds the amount received per share by any Holder in connection with the exercise of the Put with respect to such Holder; (c) any person acquires equity interests of the Company in connection with acquisition of the beneficial ownership of more than fifty percent (50%) of the voting securities of the Company, or acquires equity interests of the Company and the right to elect a majority of the members of the Company's board of directors for a consideration per share or unit that exceeds the amount received per share by any such Holder in connection with the exercise of such Put;
          (d) the Company sells all or a majority of its assets or revenue or income generating capacity for such amount of consideration that, if the Company were liquidated on the date that such sale is consummated, the holders of any class of equity interests of the Company would receive per share distributions exceeding the amount received per share by any such Holder in connection with the exercise of such Put; or (e) the Company participates in any merger, consolidation, reorganization, share exchange, recapitalization, or similar transaction or series of related transactions involving a change of control of the Company or disposition of all or a majority of its assets or revenue or income generating capacity, directly or indirectly, in which the holders of any class of capital stock of the Company receive per share consideration for. or distributions with respect to, their shares in an amount that exceeds the amount received per share by such Holder in connection with the exercise of such Put. "Excess Consideration" means the amount that a Holder would have realized following the Adjustment Event had the Put not been exercised by such Holder until such time, minus the amount that such Holder realized due to the exercise of the Put; provided however, that the amount of Excess Consideration will in all events be deemed to be at least zero. "Qualified IPO" means a public offering of the equity interests of the Company listed on a registered securities exchange or on the National Market tier of the Nasdaq Stock Market, Inc. with an initial market value (defined as stock price multiplied by shares outstanding on the first five (5) days of trading) of at least $50 million with a Daily Trading Volume of no less than three percent (3%) for twenty (20) consecutive days. "Daily Trading Volume" means for any day that percentage of outstanding equity units trading on a registered securities exchange or on the National Market tier of the Nasdaq Stock Market, Inc. on that day.

     (b) The Company shall pay to the Holder, in cash or certified or cashier's check, the Purchase Price in exchange for the delivery to the Company of the Warrant within ten (10) days after the determination of the Fair Market Value of the shares of equity interests of the Company.

     (c) The Fair Market Value of the shares of Units of the Company issuable pursuant to this Warrant shall be the greater of the following valuation methods:

          (i) If the Units is listed for trading on a national securities exchange the Fair Market Value shall be the average of the closing price for the five (5) trading days immediately after the Company's receipt of the Put Notice.

          (ii) If the Units is not listed for trading on a national securities exchange, the Fair Market Value shall be the greater of the following valuation methods:

               (1) Within ten (10) days after the Company's receipt of the Put Notice, the Company and the Holder shall appoint an independent, experienced appraiser who is a member of a recognized professional association of business appraisers (who shall follow policies customarily applied in the appraisal industry), who has at least ten (10) years experience in appraising businesses and who is not an Affiliate (as such term is defined in the Note Purchase Agreement) of the Company or the Holder. The appraiser shall determine the value of the shares of Units which would be issued upon the exercise of this Warrant as of the end of the month immediately prior to the date of the Put Notice, taking into consideration that such shares would constitute a minority interest, and would lack liquidity, and further assuming that the transaction would be between a willing buyer and a willing seller both of whom have full knowledge of the financial and other affairs of the Company, and neither of whom is under any compulsion to sell or to buy. The appraiser shall make this determination and issue a written report to the Company and Holder within thirty (30) days after being appointed. If the Company and Holder fail to agree on a qualified appraiser within the required tell
                    (10) day period, then the appraiser shall be appointed by the American Arbitration Association. The fees and expenses of the appraiser shall be paid by the Company.

               (2) The book value of the Company, as determined according to generally accepted accounting principles, consistently applied, on the date of the Put Notice, multiplied by the percent (the "Warrant Percent") of the issued and outstanding capital stock of the Company represented by the shares of Units subject to this Warrant (assuming such shares were issued and outstanding). The determination of the book value of the Company shall be determined by a nationally recognized independent public accounting firm mutually appointed by the Company and Holder who has not been engaged by either party for one year prior to the date of the Put Notice and who is not an Affiliate (as defined in the Note Purchase Agreement) of the Company or the Holder. The appointed accounting firm shall make the determination and issue a report to the Company and Holder within thirty
                    (30) days after being appointed. If the Company and Holder fail to agree on an accounting firm within ten (10) days after the date of the Put Notice, the accounting firm shall be appointed by the American Arbitration Association. All fees and expenses of the accounting firm shall be paid by the Company.

               (3) The EBITDA of the Company for the twelve (12) month period ending as of the end of the month immediately prior to the date of the Put Notice multiplied by 5, less funded debt outstanding, plus cash, as of the effective exercise date of the Put, multiplied by the Warrant Percent. The term "EBITDA" means earnings before interest, taxes, depreciation and amortization, as determined according to generally accepted accounting principles, consistently applied. The determination of this EBITDA of the Company shall be determined by a nationally recognized independent public accounting firm mutually appointed by the Company and Holder who has not been engaged by either party for one years prior to the date of the Put Notice and who is not an Affiliate (as defined in the Note Purchase Agreement) of the Company or Holder. The appointed accounting firm shall make the determination and issue a report to the Company and Holder within thirty (30) days after being appointed. If the Company and Holder fail to agree on an accounting firm within ten (10) days after the date of the Put Notice, the accounting firm shall be appointed by the American
                    Arbitration Association. All fees and expenses of the accounting firm shall be paid by the Company.

10.  Registration.

     (a) The Company and the holders of the Shares agree that if at any time the Company shall propose to file a registration statement with respect to any of its Units on a form suitable for a secondary offering, it will give notice in writing to such effect to the registered holder(s) of the Shares at least thirty (30) days prior to such filing, and, at the written request of any such registered holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (including the fees and expenses of counsel to such holder(s), but excluding underwriting discounts, and commissions and filing fees attributable to the Shares included therein) such of the Shares as such holder(s) shall request; provided, however, that if the offering being registered by the Company is underwritten and if the representative of the underwriters certifies in writing, that the inclusion therein of the Shares would materially and adversely affect the sale of the securities to be sold by the Company thereunder, then the Company shall be required to include in the offering, only that number of securities, including the Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder).

     (b) Whenever the Company in its sole discretion undertakes to effect the registration of any of the Shares, the Company shall, as expeditiously as reasonably possible:

          (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering such Shares and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (A) the date when all Shares covered by the registration statement have been sold or (B) two hundred seventy (270) days from the effective date of the registration statement; provided, that before filing a registration statement or prospectus or any amendment or supplements thereto, the Company will furnish to each holder of Shares covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of all holders and underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if (A) the underwriters if any, shall reasonably object to such filing or (B) if information in such registration statement or prospectus concerning a particular selling holder has changed and such holder or the underwriters, if any, shall reasonably object.

          (ii) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in subsection 10(b)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act.

          (iii)At the Company's expense, furnish to the selling holder(s) such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

          (iv) Promptly notify each selling holder of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

          (v) Provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement.

          (vi) Enter into such customary agreements (including underwriting agreements in customary form for a primary offering) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares (including, without limitations effecting a stock split or a combination of shares).

          (vii)Make available for inspection by any selling holder or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          (viii) Promptly notify the selling holder(s) and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective supplement thereto and, with respect to the registration statement or any
               post-effective   amendment   thereto,   the  declaration  of  the
               effectiveness of such documents; (B) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information; (C) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purposes.

          (ix) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and obtain at the earliest possible moment the withdrawal of any such order, if entered.

          (x) Cooperate with the selling holder(s) and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends, and enable such Shares to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of the Shares to the underwriters.

          (xi) Provide a CUSIP number for all the Shares not later than the effective date of the registration statement.

          (xii)Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act no later than forty five (45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Shares are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning the first month of the first fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.

     (c) After the date hereof, the Company shall not grant to any holder of securities of the Company any registration rights which have a priority greater than or equal to those granted to Holder pursuant to this Warrant without the prior written consent of the Holder.

     (d) Holder agrees to use its best good faith efforts to cooperate if Holder is a selling unitholder. The Company's obligations under Subsection 10(a) above with respect to each holder of Shares are expressly conditioned upon such holder's furnishing to the Company in writing such information concerning such holder and the terms of such holder's proposed offering as the Company shall reasonably request for inclusion in the registration statement. If any registration statement including any of the Shares is filed, then the Company shall indemnify each holder thereof (and each underwriter for such holder and each person, if any, who controls such underwriter within the meaning of the Securities Act) from any loss, claim, damage or liability arising out of, based upon or in any way relating to any untrue statement of a material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except for any such statement or omission based on information furnished in writing by such holder of the Shares expressly for use in connection with such registration statement; and such holder shall indemnify the Company (and each of its officers and directors who has signed such registration statement, each director, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter for the Company and each person, if any, who controls such underwriter within the meaning of the Securities Act) and each other such holder against any loss, claim, damage or liability arising from any such statement or omission which was made in reliance upon information furnished in writing to the Company by such holder of the Shares expressly for use in connection with such registration statement.

     (e) For purposes of this Section, all of the Shares shall be deemed to be issued and outstanding.

11.  Certain Notices. In case at any time the Company shall propose to:

     (a)  declare any cash dividend upon its Units;

     (b) declare any dividend upon its Units payable in stock or make any special dividend or other distribution to the holders of its Units;

     (c) offer for subscription to the holders of any of its Units any additional shares of stock in any class or other rights;

     (d)  reorganize,  or  reclassify  the equity  interests of the Company,  or
          consolidate,   merge  or  otherwise   combine  with  or  sell  all  or
          substantially all of its assets to, another corporation; or

     (e) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company,then, in any one or more of said cases, the Company shall give to the Holder of this Warrant, by certified or registered mail, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Units shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Units shall be entitled to exchange their Units for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

12. Prohibited Sales. Neither Terry G. Whitesell nor Timothy S. Durharn nor Marcus Kennedy (collectively, the "Limited Partners") shall enter into any transaction that would result in the sale or pledge of any Units owned by the Limited Partners.

13. Limitation on Interest. The Company and Holder intend to conform strictly to the usury laws in force that apply to this transaction. Accordingly, all agreements between the Company and Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the indebtedness evidenced by the Note or otherwise, shall the interest (and all other sums that are deemed to be interest) contracted for, charged or received by Holder with respect to such indebtedness exceed the maximum rate of interest permitted to be charged under applicable law (the "Maximum Rate"). The Company and the Holder stipulate and represent that as of the date hereof (the same being the date of the granting of this Warrant to the Holder), the value of this Warrant, as compensation for the use of money, is both contingent (in the sense that the future realization of any value from the exercise of this Warrant is dependent upon the occurrence of events beyond the control of the parties) and speculative (in the sense that the amount, if any, which will be realized upon the exercise of this Warrant is uncertain). The Company and the Holder stipulate and agree that the terms and provisions contained in this Warrant are not intended to and shall never be construed to create a contract to pay for the use, forbearance or detention of money or, if so construed, to pay for the use, forbearance or detention of money in an amount in excess of the Maximum Rate permitted to be charged. Neither the Company nor any other party now or hereafter becoming liable for payment of the Note shall ever be required to pay interest on or with respect to the Note in an amount in excess of the Maximum Rate that lawfully may be charged, and the provisions of this Section shall control over all other provisions of this Agreement and the Note. If the difference between (i) the Fair Market Value (determined as of the date hereof or such other date as required by applicable law) of the Shares, and (ii) the Exercise Price with respect to such Shares, could ever be or is deemed to constitute interest in an amount that, when taken together with the interest otherwise contracted for, charged or received with respect to the Note, would exceed the Maximum Rate, the Exercise Price with respect to the Shares shall automatically be increased by an amount equal to such excess, or if this Warrant has been exercised, the Holder shall, at the option of Holder, either refund to the Company the amount of such excess or credit the amount of such excess against the principal balance of the Note. All amounts not payable to Holder under this Warrant on account of the foregoing limitations shall be retained by the Company, provided that, if at a later date prior to the termination of this Warrant, Holder determines that a greater amount could lawfully be paid to it, then the Company shall immediately upon request of Holder, pay to Holder such greater amount up to an amount equal to the aggregate of all amounts that were retained by the Company on account of such limitation on the amount of interest that the Holder could receive on or with respect to any notes under applicable law. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of such indebtedness (including the period of any renewal or extension thereof) so that the interest for such full period shall not exceed the Maximum Rate. The term "applicable law" as used in this Agreement shall mean the laws of the State of Texas or the laws of the United States applicable to transactions in Texas, whichever laws allow the greater rate of interest as such laws now exist or may be changed or amended or come into effect in the future.

14. GOVERNING LAW; VENUE; SUBMISSION TO JURISDICTION. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THIS WARRANT IS PERFORMABLE BY THE PARTIES IN DALLAS COUNTY, TEXAS. THE COMPANY AND HOLDER EACH AGREE THAT DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS WARRANT. AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. THE COMPANY AND HOLDER EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


15. Severability. If any provision(s) of this Warrant or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

16. Counterparts. This Warrant may be executed in any number of counterparts and by different parties to this Warrant in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Warrant.

17. WAIVER OF JURY TRIAL. THE COMPANY AND HOLDER EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

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


     IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                CHAMPION TRAILER COMPANY, L.P.,
                                an Indiana limited partnership

                                By: Durham Whitesell & Associates, LLC, its general partner

                                By: /s/ Terry Whitesell
                                Name: Terry Whitesell
                                Title: Member


                                MARKPOINT EQUITY GROWTH FUND, J.V.
                                By:      The Markpoint Company, its managing
                                         venturer

                                By:  /s/ Tex Sekhon
                                President

     The undersigned Limited Partners join in the execution of this Warrant for the purposes of acknowledging and agreeing to be bound by Section 12 hereof.

                                By:  /s/ Timothy S. Durham
                                     Timothy S. Durham

                                By:  /s/ Terry G. Whitesell
                                     Terry G. Whitesell

                                By: /s/ Marcus Kennedy
                                    Marcus Kennedy